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                                                                    Exhibit 10.8


                   FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this Amendment") is entered into as of June 29, 2001, by and among Dominion Capital, Inc., a Virginia corporation ("Seller"), Saxon Capital Acquisition Corp., a Delaware corporation ("Purchaser"), and Saxon Capital, Inc., a Virginia corporation (the "Company").

         WHEREAS, the parties hereto have entered into that certain Stock Purchase Agreement dated as of June 7, 2001 (the "Purchase Agreement"), pursuant to which Purchaser has agreed to purchase from Seller, and Seller has agreed to sell to Purchaser, all of the issued and outstanding capital stock of the Company; and

         WHEREAS, the parties hereto desire to amend the Purchase Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. Section 1.1 of the Purchase Agreement is hereby amended by adding the following definitions:

         "CASH PURCHASE PRICE" shall have the meaning assigned to it in SECTION 2.1(a).

         "NOTE" shall have the meaning assigned to it in SECTION 2.1(a).

         2. PURCHASE AND SALE OF COMPANY STOCK. Section 2.1(a) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

                  (a) Upon the terms and subject to the conditions hereinafter set forth, on the Closing Date, Seller shall sell, convey, assign, transfer and deliver to Purchaser, and Purchaser shall purchase, accept and acquire from Seller, all of the Company Stock for a purchase price as determined pursuant to SECTION 2.1(b), as such amount may be adjusted pursuant to SECTION 2.2 and SECTION 2.3 (the "Purchase Price"). Twenty-five million dollars ($25,000,000) of the Purchase Price payable at the Closing shall be paid by Purchaser in the form of a promissory note (the "Note"), in the form attached hereto as
         EXHIBIT 2.1, to be executed by Purchaser at the Closing, and the balance of the Purchase Price shall be paid in cash, by wire transfer of immediately available funds denominated in U.S. dollars in accordance with the written instructions of Seller (the "Cash Purchase Price").

         3. PURCHASER'S DELIVERIES. Section 3.3 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

         SECTION 3.3       PURCHASER'S DELIVERIES.

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                  At the Closing, Purchaser shall deliver or cause to be
delivered to Seller the following:

                  (a)      The Cash Purchase Price, pursuant to SECTION 2.1.

                  (b) The Note, pursuant to SECTION 2.1, executed and delivered by Purchaser.

                  (c) Certified copies of resolutions, duly adopted by the Board of Directors of Purchaser, which shall be in full force and effect at the time of the Closing, authorizing the execution, delivery and performance by Purchaser of this Agreement and any agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby.

                  (d)      The officer's certificate referred to in SECTION
         9.1(c).

                  (e) An opinion of counsel to Purchaser, in substantially the form attached hereto as EXHIBIT 3.3.

                  (f) Reimbursement of (i) the filing fee paid by Seller under the HSR Act and (ii) fifty percent (50%) of the fees and expenses of Jolson Merchant Partners.

                  (g) Such other documents as are reasonably required to be delivered by Purchaser to effectuate the transfer of the Purchased Stock to Purchaser.

         4. PURCHASER'S CORPORATE AUTHORITY. Section 5.2 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

         SECTION 5.2       CORPORATE AUTHORITY.

                  (a) Purchaser has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate actions and proceedings necessary to be taken by or on the part of Purchaser in connection with the execution and delivery of this Agreement and the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Purchaser, and no other corporate proceedings or stockholder approvals on the part of Purchaser are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable against it in accordance with and subject to its terms, except for the Enforceability Exceptions.

                  (b) Purchaser has the corporate power and authority to execute and deliver the Note and to perform its obligations thereunder. The Note will be duly and validly executed and delivered by Purchaser at the Closing and when executed and delivered will


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         constitute the legal, valid and binding obligation of Purchaser, enforceable against it in accordance with and subject to its terms, except for the Enforceability Exceptions.

         5. PURCHASER'S DELIVERIES. Section 9.4 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

         SECTION 9.4       DELIVERIES.

                  Seller and the Company shall have received the items to be delivered by Purchaser pursuant to SECTIONS 3.3(a) through (g), inclusive.

         6. INDEMNIFICATION BY SELLER. Section 11.6(b) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

                  (b) The maximum liability of Seller to indemnify the Indemnified Purchaser Parties for any Indemnified Purchaser Claims pursuant to SECTION 11.1(a)(i), (iv) or (v) shall be limited to an amount equal to the Purchase Price; provided, however, that in the event the liability of Seller to indemnify the Indemnified Purchaser Parties for any Indemnified Purchaser Claims pursuant to SECTION 11.1(a)(i), (iv) or (v) shall exceed the Cash Purchase Price, Seller shall have the option, in its discretion, to elect to provide such indemnification in excess of the Cash Purchase Price through a set-off against amounts owed by Purchaser to Seller under the Note; provided, further, that in no event shall the maximum aggregate liability of Seller to indemnify the Indemnified Purchaser Parties for all Indemnified Purchaser Claims pursuant to SECTION 11.1(a) exceed the Purchase Price.

         7. INDEMNIFICATION BY PURCHASER. Section 11.6(e) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

                  (e) The maximum liability of Purchaser to indemnify the Indemnified Seller Parties for any Indemnified Seller Claims pursuant to SECTION 11.2(a)(i) or (iii) shall be limited to an amount equal to the Purchase Price; provided, further, that in no event shall the maximum aggregate liability of Purchaser to indemnify the Indemnified Seller Parties for all Indemnified Seller Claims pursuant to SECTION 11.2(a) exceed the Purchase Price.

         8. REMAINING PROVISIONS. Except as expressly modified by this Amendment, the Purchase Agreement shall remain in full force and effect, and all references to the Agreement in the Purchase Agreement or any other document or agreement referenced therein shall mean the Agreement as modified by this Amendment.

         9.       MISCELLANEOUS.

                  (a) AMENDMENT; MODIFICATION. This Amendment may be amended, modified or waived only by a written instrument executed by all of the parties hereto. The failure of any party at any time or times to require performance of any provision of this Amendment shall in no manner affect the right of such party at a later date to enforce the same.


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                  (b)      SUCCESSORS AND ASSIGNS. All terms and provisions of
this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted transferees, successors and assigns. No party hereto may assign any of its rights or delegate any of its duties hereunder without the prior written consent of the other parties, and any such attempted assignment or delegation without such consent shall be null and void.

                  (c) NOTICES. All notices, request, demands and other communications hereunder shall be in writing and shall be delivered personally, by courier, by telecopy or by mail (regular, certified or registered), postage prepaid, to the addresses and in the manner set forth in the Purchase Agreement.

                  (d) GOVERNING LAW. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Virginia, without giving effect to the choice of law provisions thereof.

                  (e) COUNTERPARTS. This Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

                  (f) SEVERABILITY. Should any provision of this Amendment for any reason be declared invalid or unenforceable, (i) such decision shall not affect the validity or enforceability of any of the other provisions of this Amendment, which remaining provisions shall remain in full force and effect, and
(ii) the application of such invalid or unenforceable provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall be valid and enforced to the fullest extent permitted by law, but only to the extent that such enforceability or application is in accordance with the intent of the parties as evidenced by this Amendment.













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         IN WITNESS WHEREOF, the parties have caused this First Amendment to
Stock Purchase Agreement to be duly executed by their authorized officers, as of the day and year first above written.


                                         SAXON CAPITAL ACQUISITION CORP.


                                         By:  /s/ Michael L. Sawyer
                                              ----------------------------------
                                           Name:    Michael L. Sawyer
                                                  ------------------------------
                                           Title:     President
                                                   -----------------------------


                                         SAXON CAPITAL, INC.


                                         By:  /s/ Michael L. Sawyer
                                              ----------------------------------
                                           Name:    Michael L. Sawyer
                                                  ------------------------------
                                           Title:     President
                                                   -----------------------------


                                         DOMINION CAPITAL, INC.


                                         By:    /s/ Charles E. Courdiet
                                              ----------------------------------
                                           Name:    Charles E. Courdiet
                                                  ------------------------------
                                           Title:     President & CEO
                                                   -----------------------------